Note 3 - Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2019
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the Year Ended December 31,
	201 9	201 8
Net Income	$2,477,000	$2,004,000

Weighted average shares outstanding – basic	1,956,612	1,923,491
Effect of dilutive common stock equivalents	48,826	59,507
Adjusted weighted average shares outstanding – diluted	2,005,438	1,982,998

Basic earnings per share	$1.27	$1.04
Diluted earnings per share	$1.24	$1.01